NYSE American: REIwww.ringenergy.com February 26, 2025 ACCRETIVE BOLT-ON ACQUISITION CAPTURING SYNERGIES & EXPANDING OUR HIGH-RETURN OPERATING AREA IN THE CENTRAL BASIN PLATFORM TRANSACTION SUMMARY

Ring Energy, Inc. Forward–Looking Statements This Presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of strictly historical facts included in this Presentation constitute forward-looking statements and may often, but not always, be identified by the use of such words as “may,” “will,” “should,” “could,” “intends,” “estimates,” “expects,” “anticipates,” “plans,” “project,” “guidance,” “target,” “potential,” “possible,” “probably,” and “believes” or the negative variations thereof or comparable terminology. These forward-looking statements include statements regarding the expected benefits to the Company and its stockholders from the proposed acquisition of oil and gas properties (the “Lime Rock Acquisition”) from Lime Rock Resources IV-A, L.P. and Lime Rock Resources IV-C, L.P. (collectively, “Lime Rock” or “LRR”); and the Company’s financial position, future revenues, net income, potential evaluations, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the Company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and subject to numerous assumptions, risks and uncertainties that may cause actual results to be materially different than any future results expressed or implied in those statements. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the Company’s ability to successfully integrate the oil and gas properties acquired in the Lime Rock Acquisition and achieve anticipated benefits from them; risks relating to unforeseen liabilities of Ring or the assets acquired in the Lime Rock Acquisition; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices or production history; impacts to financial statements as a result of impairment write-downs; risks related to the level of indebtedness and periodic redeterminations of the borrowing base under the Company’s credit facility; the impacts of hedging on results of operations; the Company’s ability to replace oil and natural gas reserves; and any loss of senior management or technical personnel. Some of the factors that could cause actual results to differ materially from expected results are subject to certain risks and uncertainties which are described under “Risk Factors” in our 2023 annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”), including its Form 10-K for the fiscal year ended December 31, 2023, on March 7, 2024 and the Company’s other SEC filings. Although the Company believes that the assumptions upon which such forward-looking statements are based are reasonable, it can give no assurance that such assumptions will prove to be correct. All forward-looking statements in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect.   The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law. The financial and operating estimates contained in this Presentation represent our reasonable estimates as of the date of this Presentation. Neither our independent auditors nor any other third party has examined, reviewed or compiled the projections and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto. The assumptions upon which the projections are based are described in more detail herein. Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results. Therefore, our actual results achieved during the periods covered by the estimates will vary from the projected results. Prospective investors are cautioned not to place undue reliance on the estimates included herein.   Forward-Looking Statements and Supplemental Non-GAAP Financial Measures 2 Supplemental Non-GAAP Financial Measures This Presentation includes financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”), such as “Adjusted Net Income,” “Adjusted EBITDA,” “PV-10,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” “Leverage Ratio,” “All- in Cash Operating Costs,” and “Cash Operating Margin.” While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For definitions of such non- GAAP financial measures and their reconciliations to GAAP measures, please see the Appendix. Accretive Bolt-On Acquisition in CBP | February 26, 2025 | NYSE American: REI

Expands Legacy High-Return Operating Area

Continuing Our Transformation to a Scaled Conventional Permian Operator

Transaction Summary

- Strategic and accretive acquisition of Lime Rock Resources' assets in Andrews County, TX
- **$100mm purchase price**[2], including up to 7.4mm shares of Ring common stock issued to the seller and $10mm deferred cash payment
  - Upfront cash consideration to be funded with borrowings under Ring's existing $600mm Credit Facility
  - Effective date of October 1, 2024 with **expected close by the end of March 2025**

Asset Overview

- ✓ **~17,700 net acres** (100% HBP) mostly contiguous to Ring's existing footprint
- ✓ **~2,300 Boe/d (>80% Oil)** of low-decline average Q3 2024 net production
- ✓ **~$120mm** of oil-weighted PD PV-10[3] at strip pricing
- ✓ **>40 gross locations**[4] weighted to San Andres that immediately compete for capital
- ✓ **~$34mm 2025E Adj. EBITDA**[1,5] implies an attractive valuation for shareholders

Pro Forma Company Highlights

	Ring (FY 2024)	PF w/ Lime Rock (2H 2025)	*% Increase*
Permian Basin Net Acres ('000s)	80	~100	*~25%*
Net Production (Boe/d)*	19,500 - 19,800	21,000 - 23,000	*~12%*
% Oil*	67-68%	68-69%	*~2%*
Gross Locations[4]	450+	490+	*~9%*

*Full-year 2024 guidance updated during Q3'24 earnings release on November 6, 2024


Strategic Fit
Gaines
Shafter Lake
Andrews
Midland Farms
Legend
Ring Energy Leasehold
Lime Rock Resources
Yoakum
Lea
Gaines
Dawson
~100 active producing wells
Andrews
Martin
Winkler
Ector
Midland
Ward
Crane
Reeves
Pecos
Upton

3 | Ring Energy, Inc. | Accretive Bolt-On Acquisition in CBP | February 26, 2025 | NYSE American: REI

Note: See Appendix for disclaimers regarding non-GAAP measures and footnotes

Ring Energy, Inc. Highly Accretive CBP Acquisition • Accretive to key Ring per share financial and operating metrics • Attractively valued at <85% of PD PV-103 Increased Scale and Operational Synergies • Expands legacy Central Basin Platform operations • Seamless integration and identified cost reduction opportunities Meaningful Free Cash Flow Generation • Shallow-decline oil PDP of approximately 13%7 provides consistent cash flow • <40% reinvestment rate on the acquired assets in 2025E1,5,6 • Incremental free cash flow accelerates debt reduction Strengthens High-Return Inventory Portfolio • Proven high-return development opportunities in Ring’s backyard • Improves Ring’s portfolio of proven drilling locations with superior economics in active development areas Creates a Stronger and More Resilient Ring • Solidifies Ring’s position as a leading conventional Permian consolidator • Strengthens operational and financial base Investment Highlights 4 Compelling Transaction Leads to Shareholder Value Creation Accretive Bolt-On Acquisition in CBP | February 26, 2025 | NYSE American: REI Note: See Appendix for disclaimers regarding non-GAAP measures and footnotes

Ring's Proven M&A Strategy

Enhances Free Cash Flow and Accelerates Debt Reduction

RING ENERGY

LIME ROCK RESOURCES

Differentiated approach by applying unconventional technology and thinking to conventional Permian assets

Ring Assets Characteristics:

- ✓ Shallow Base Decline
- ✓ Long Life Wells
- ✓ Highly Oil Weighted
- ✓ High Operating Margin
- ✓ Low D&C Cost Inventory
- ✓ Low Breakevens

What Do We Like About This Transaction?

~13%

PDP Decline Rate[7]

Consistent cash flow and capital efficiency

~80%

Net Production % Oil[11]

Asset offers outsized protection against inflation

~70%

Adj. EBITDA Margin[1,11]

Resilient operating cash flow through commodity cycles

<$40/Bbl

San Andres PUD Breakeven

Weighted to the top-quartile of pro forma inventory stack

>25%

2025E CROCE[8]

Value creation through disciplined underwriting

<40%

Reinvestment Rate[1,5,6]

Strengthens balance sheet by accelerating debt repayment

5 Ring Energy, Inc. Accretive Bolt-On Acquisition in CBP | February 26, 2025 | NYSE American: REI

Note: See Appendix for disclaimers regarding non-GAAP measures and footnotes

Track Record of Strategic Consolidation

Four Acquisitions Since 2019 Increased Production by >3.5x

Acquisition Track Record

- Ring's **Value Focused Proven Strategy** pursuing accretive, **balance sheet enhancing acquisitions** is a key component of our future growth
- **M&A wave of conventional Permian assets** from majors, large independents, private equity-backed operators and private family-owned companies
- **Limited buyer competition** from public companies **uniquely positions Ring** as a consolidator for future acquisitions
- **Experienced management team** with shared vision and **positioned to capitalize** on attractive M&A opportunities
- Track record of disciplined M&A, which has allowed Ring to acquire **undeveloped locations "virtually free"** as proved developed value of reserves has underpinned purchase price for the past four acquisitions



~22,000
6,100
2018A Daily Production (Boe/d)
Wishbone
STRONGHOLD
FOUNDERS
LIME ROCK RESOURCES
2H 2025E Daily Production (Boe/d)

Year Completed	Wishbone (2019)	Stronghold (2022)	Founders (2023)	Lime Rock (2025)	Total Acquired
Acquisition Price ($MM)	$300	$465	$75	$100	**$940**
Consideration Mix (% Cash / % Stock)	90% / 10%	51% / 49%	100% / 0%	90% / 10%	**64% / 36%**
Acquired Net Acreage	~38,000	~37,000	~3,600	~17,700	**~96,300**
Number of New Drill Locations	>190 (Hz)	>280 (Vt)	>50 (Vt)	>40 (Hz)	**>560**



Legend
Ring Energy Legacy
Lime Rock Resources
Founders Oil & Gas
Stronghold Energy Operating
Wishbone Energy Partners
Yoakum
Gaines
Lea
Andrews
Winkler
Ector
Crane

Acreage includes operated and Non-Operated WI

6 | Ring Energy, Inc. | Accretive Bolt-On Acquisition in CBP | February 26, 2025 | NYSE American: REI

Note: See Appendix for disclaimers regarding non-GAAP measures and footnotes

Immediate Impact from Accretive Asset

Leveraging Ring's Operational Excellence to Drive Cost Reduction Synergies

Asset Overview

- ✓ **Operational synergies** reduce costs and increase operational efficiencies
- ✓ Ring's modern completion techniques **result in ~40% improvement in recoveries** vs. early style San Andres completions
- ✓ **Proven drilling locations** with superior economics in active development areas
- ✓ **No additional G&A** resulting in a decrease of pro forma cash G&A on per Boe basis
- ✓ **Increased free cash flow and reduced capital intensity accelerates debt reduction**

Improving Recoveries[10]



6 month cum (MBoe)
27
~40%
38
Legacy Shafter Lake
Recent REI Shafter Lake

Reducing Capital Costs – CBP Hz[12]



D&C ($ / ft)
~$480
17%
~$400
2022
2024

Lowering Cash G&A per Boe



($ / Boe)
$3.45
5-10 %
$3.11 - $3.28
Standalone Q3 2024
Pro Forma 2H 2025E

7 Ring Energy, Inc. Accretive Bolt-On Acquisition in CBP | February 26, 2025 | NYSE American: REI

Note: See Appendix for disclaimers regarding non-GAAP measures and footnotes

Ring Energy, Inc. $50+ $40-$50 Sub $40 4 1 3 2 5 7 6 Outstanding Results Across Multiple Benches 8 • Significant historical LRR asset activity on the acreage footprint • D&C Costs of ~$1,100/ft to $1,200/ft Devonian • Well-defined proven inventory • D&C Costs of ~$350/ft to $450/ft San Andres Accretive Bolt-On Acquisition in CBP | February 26, 2025 | NYSE American: REI <$50/Bbl Avg. Breakeven San Andres Devonian Barnett >40 Locations • Successful recent results continue to define the play • D&C Costs of ~$1,100/ft to $1,200/ft Barnett Inventory Returns (IRR %)Oil Breakevens San Andres Devonian Barnett 0% 50% 100% 6- m o nt h C um O il (b o /f t) ) 15 15 14 14 14 14 13 13 12 11 11 11 10 9 9 8 8 7 7 7 Lime Rock’s Acreage Offers Access to Emerging Plays with Encouraging Results Reservoir San Andres Barnett Devonian Legend Ring Energy Legacy Lime Rock Resources San Andres Barnett Devonian Other Reservoirs Note: See Appendix for disclaimers regarding non-GAAP measures and footnotes

Disciplined Financial Approach

Transaction Details

- $100mm purchase price, subject to customary purchase price adjustments[2]
  - **$80mm of upfront** cash consideration
  - 7.4mm shares of Ring **common stock valued at $10mm** based on 10-day VWAP as of February 24, 2025
  - **$10mm deferred** cash payment, payable nine months after closing
  - Effective date of October 1, 2024 with **expected close by end of March 2025**

Balance Sheet Impact

- The upfront cash consideration is expected to be funded with borrowings under Ring's existing $600mm credit facility
- Moderate increase of Ring's leverage ratio to <1.8x Net Debt / LTM EBITDA at close[1,5,9]
- Supported with opportunistic hedge program
- **Increase in 2025E free cash flow generation** provides for accelerated debt reduction

Pro Forma Impact

- **Accretive to key Ring financial and operating metrics**
- Purchase price equal to <85% of PD PV-10[3] at NYMEX Strip Pricing
- Well-positioned to pursue future value enhancing opportunities

Liquidity Impact: Pro Forma Borrowings ($mm)



Liquidity
RBL Outstanding
$208
$392
$135 - $155
$445 - $465
Standalone Q3 2024
Pro Forma at Close

9 | Ring Energy, Inc. | Accretive Bolt-On Acquisition in CBP | February 26, 2025 | NYSE American: REI

Note: See Appendix for disclaimers regarding non-GAAP measures and footnotes

Opportunity-Rich Basin

Why is Ring Focused on Consolidating Conventional Assets in the Central Basin Platform & Northwest Shelf?



Publics
Privates
CBP/NWS Publics
CBP/NWS Privates
REI
NWS
CBP
Eastern Shelf
Delaware Basin
Midland Basin

Acquire accretive, balance sheet enhancing CBP & NWS assets

- ✓ CBP & NWS remain the "shale era" **underexplored opportunity in the Permian Basin**
- ✓ Conventional opportunities are the focus of Ring Energy's **deep bench of technical talent**
- ✓ **Ring has a proven track record** of generating superior returns by applying new drilling and completion technologies to overlooked conventional zones
- ✓ M&A **wave of conventional targets** continues with divestitures from **majors and large independents**
- ✓ **Lower cost, shallower decline, and less public E&P competition** sets the stage for accretive acquisitions
- ✓ We view CBP & NWS assets as **targets for growth**

The Prize in CBP & NWS (Texas Only) is… ~ 411,000 Boepd (G) 82% Oil



Gross Production (2-Stream Mboe/d)
Peers
112
40
27
26
24
23
20
18
11
10
10
7
7
6
A
B
C
Pro Forma
RING ENERGY
D
Pre-LRR
RING ENERGY
E
F
G
H
I
J
K
L

Source: Enverus, Gross production data as of October 2024
Note: Companies include Blackbeard Operating, Burk Royalty, Diversified, Elevation Resources, Formentera Partners, Hilcorp, Kinder Morgan, Occidental, Riley Petroleum, Ring Energy, Sabinal Energy, Scout Energy, and Steward Energy.

10 | Ring Energy, Inc. | Accretive Bolt-On Acquisition in CBP | February 26, 2025 | NYSE American: REI

Ring Energy, Inc.11 Attractive acquisition price at <85% of PD PV-103 Similar to the Founders acquisition, Lime Rock acquisition accelerates FCF and debt reduction – complements our focus on maximizing FCF generation and paying down debt Acquired assets are literally on the other side of the fence which lead to improved operational efficiencies and cost reduction synergies for no additional G&A Over 40 drillable locations with superior economics enhances Ring’s existing inventory of high-return development opportunities Strong cash operating margins help deliver superior results and manage risk in market downturns Consistent with our strategy of acquiring accretive, balance sheet enhancing conventional assets where we can apply modern drilling and completion technologies and deliver superior returns to our shareholders Complements our long-term goals of targeting a leverage ratio below 1.0x and position Ring to return capital to shareholders Lime Rock CBP Assets Acquisition Value Proposition Accretive Bolt-On Acquisition in CBP | February 26, 2025 | NYSE American: REI Note: See Appendix for disclaimers regarding non-GAAP measures and footnotes

ANALYST COVERAGE COMPANY CONTACT Al Petrie (281) 975-2146 apetrie@ringenergy.com Alliance Global Partners (A.G.P.) Jeff Grampp (949) 296-4171 jgrampp@allianceg.com ROTH Capital Partners John M. White (949) 720-7115 jwhite@roth.com Truist Financial Neal Dingmann (713) 247-9000 neal.dingmann@truist.com Tuohy Brothers Investment Noel Parks (215) 913-7320 nparks@tuohybrothers.com Water Tower Research Jeff Robertson (469) 343-9962 jeff@watertowerresearch.com 12

Footnotes 13 • February 19, 2025 NYMEX Strip Pricing for WTI / HH used throughout the Presentation: 2024: $69.37 / $2.80; 2025: $71.71 / $4.38; 2026; $67.26 / $4.30; 2027+: $65.25 / $3.88 • Based on NYMEX Strip Pricing as of February 19, 2025. Expected impact on Ring’s guidance is dependent upon the timing of closing, anticipated capital spending levels, and market conditions. Updated guidance will be provided after closing. 1. Represents a non-GAAP financial measure that should not be considered a substitute for any GAAP measure. See Non-GAAP Information. 2. The purchase price of the acquisition is $100 million, subject to customary purchase price adjustments. Consideration will consist of cash and 7.4 million shares of Ring common stock based on Ring’s 10-day volume weighted average stock price of $1.3534 as of February 24, 2025. $10mm deferred cash payment due 9 months after closing 3. Lime Rock PD PV-10 as of October 1, 2024 utilizing NYMEX Strip Pricing as of February 19, 2025, based on internal management estimates 4. Includes all locations operated and non-operated across “PDNP” and “PUD” reserve categories and 2P / 3P locations 5. Net production, Adjusted EBITDA, Capex, and Free Cash Flow based on February 19, 2025 NYMEX Strip Pricing 6. Reinvestment rate defined as: 2025E Capital expenditures divided by 2025E Adj. EBITDA at February 19, 2025 NYMEX Strip Pricing 7. Represents annual net oil production decline for the year ending December 31, 2025 8. The Company defines “CROCE” as Adjusted Cash Flow from Operations divided by average debt and shareholder equity for the period. Lime Rock 2025E metric based on the $100mm purchase price and incremental annualized adjusted CFFO from April 1, 2025 through December 31, 2025 9. Pro forma Q1 2025 net debt excludes $10mm deferred cash payment payable 9 months after transaction closing 10. Source: Enverus. Legacy LRR includes all horizontal wells at Shafter Lake between 2011 and 2021 (excludes UL 10). Recent REI includes all horizontal wells at Shafter Lake from 2021 through 2024 11. Based on January 2024 through September 2024 realized actuals 12. REI internal estimates of D&C $/ft calculation utilizes average well cost for 1.0-mile and 1.5-mile laterals divided by average completed lateral length

Non-GAAP Information 14 Certain financial information included in this Presentation are not measures of financial performance recognized by accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures are ““NTM Adjusted EBITDA”,  “Adjusted EBITDA,” “Adjusted Free Cash Flow,” or “AFCF,” and “Leverage.” Management uses these non-GAAP financial measures in its analysis of performance. In addition, Adjusted EBITDA is a key metric used to determine the Company’s  incentive compensation awards. These disclosures may not be viewed as a substitute for results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures which may be reported by other companies. Note that to the extent forward-looking non-GAAP financial measures are provided herein, they are not reconciled to comparable forward-looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.   The Company defines “Adjusted EBITDA” as net income (loss) plus net interest expense (including interest income and expense), unrealized loss (gain) on change in fair value of derivatives, ceiling test impairment, income tax (benefit) expense, depreciation, depletion and amortization, asset retirement obligation accretion, transaction costs for executed acquisitions and divestitures (A&D), share-based compensation, loss (gain) on disposal of assets, and backing out the effect of other income. Company management believes Adjusted EBITDA is relevant and useful because it helps investors understand Ring’s operating performance and makes it easier to compare its results with those of other companies that have different financing, capital and tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. Adjusted EBITDA, as Ring calculates it, may not be comparable to Adjusted EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use.   The Company defines “Adjusted Free Cash Flow” or “AFCF” as Net Cash Provided by Operating Activities less changes in operating assets and liabilities (as reflected on our Condensed Statement of Cash Flows), plus transaction costs for executed acquisitions and divestitures (A&D), current income tax expense (benefit), proceeds from divestitures of equipment for oil and natural gas properties, loss (gain) on disposal of assets, and less capital expenditures, bad debt expense, and other income. For this purpose, our definition of capital expenditures includes costs incurred related to oil and natural gas properties (such as drilling and infrastructure costs and lease maintenance costs) but excludes acquisition costs of oil and gas properties from third parties that are not included in our capital expenditures guidance provided to investors. Our management believes that Adjusted Free Cash Flow is an important financial performance measure for use in evaluating the performance and efficiency of our current operating activities after the impact of capital expenditures and net interest expense (including interest income and expense, excluding amortization of deferred financing costs) and without being impacted by items such as changes associated with working capital, which can vary substantially from one period to another. Other companies may use different definitions of Adjusted Free Cash Flow.   The Company defines Leverage or the Leverage Ratio as calculated under its existing senior revolving credit facility and means as of any date, the ratio of (i) its consolidated total debt as of such date to (ii) its Consolidated EBITDAX for the four consecutive fiscal quarters ending on or immediately prior to such date for which financial statements are required to have been delivered under its existing senior revolving credit facility. The Company defines “Consolidated EBITDAX” in accordance with the Company’s existing senior revolving credit facility and it means for any period an amount equal to the sum of (i) consolidated net income for such period plus (ii) to the extent deducted in determining consolidated net income for such period, and without duplication, (A) consolidated interest expense, (B) income tax expense determined on a consolidated basis in accordance with GAAP, (C) depreciation, depletion and amortization determined on a consolidated basis in accordance with GAAP, (D) exploration expenses determined on a consolidated basis in accordance with GAAP, and (E) all other non-cash charges acceptable to our senior revolving credit facility Administrative Agent determined on a consolidated basis in accordance with GAAP, in each case for such period minus (iii) all noncash income added to consolidated net income for such period; provided that, for purposes of calculating compliance with the financial covenants set forth in our senior revolving credit facility, to the extent that during such period the Company shall have consummated an acquisition permitted by the senior revolving credit facility or any sale, transfer or other disposition of any person, business, property or assets permitted by the senior revolving credit facility, Consolidated EBITDAX will be calculated on a pro forma basis with respect to such person, business, property or assets so acquired or disposed of.